Supplement to MainSail Prospectus
             Supplement dated January 26, 2007
     to Prospectus dated May 1, 1998 as supplemented

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Please use the following contact information when inquiring about your Contract.

          For general correspondence, 				For overnight mail, please use:
    please contact us at our Home Office:
          Symetra Life Insurance Company  			Symetra Life Insurance Company
         	PO Box 34690			                777 108th Ave. NE, Suite 1200
               Seattle, WA 98124				     Bellevue, WA 98004

        1-800-SYMETRA  (1-800-796-3872)

        On the internet, please go to:
          http://www.symetra.com




          The disclosure set forth below is added to the information under the heading
                "THE SEPARATE ACCOUNT" found on page 12 of the prospectus.

We reserve the right to combine the Separate Account with one or more of our other separate accounts or to deregister the Separate Account under the 1940 Act if such registration is no longer required.

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